UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2010

VCA ANTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard

Los Angeles, California 90064-1022

(Address of Principal Executive Offices, Zip Code)

(310) 571-6500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Supplemental Executive Retirement Program

On June 30, 2010, VCA Antech, Inc. (the “Company”) executed a Supplemental Executive Retirement Program (“SERP”) agreement with each of the following executive officers of the Company: Robert L. Antin, Arthur J. Antin, Neil Tauber and Tomas W. Fuller. The material provisions of the SERP agreement for each executive officer are summarized below.

ROBERT L. ANTIN

Pursuant to the SERP agreement Mr. Antin will be entitled to monthly benefit payments when he reaches the age of 66 (the “Benefit Commencement Date”). The annual amount of the benefit payments will be equal to the vested percentage of Final Salary as of the date his employment terminates. Final Salary is equal to the greater of (i) Mr. Antin’s annual base compensation paid in cash pursuant to his employment agreement immediately prior to the Benefit Commencement Date, or (ii) the average of Mr. Antin’s annual base compensation paid in cash pursuant to his employment agreement for the three highest years during the ten year period ending on December 31st immediately preceding the Benefit Commencement Date. The vested percentage on the date Mr. Antin’s employment terminates is as follows:

Date	Vested Percentage
Effective Date of SERP	20%
December 31, 2010	30%
December 31, 2011	40%
December 31, 2012	50%

The payments to which Mr. Antin is entitled will extend for 12 years following the Benefit Commencement Date.

The applicable percentage immediately will be 50% if before or coincident with Mr. Antin’s separation from employment there occurs a Change in Control, an involuntary termination by the Company without Cause, a voluntary termination by Mr. Antin for Good Reason, or Mr. Antin’s death or Disability. If before the Benefit Commencement Date, there is a change in control that qualifies as a “change in control event” within the meaning of Treasury Regulation section 1.409A-3(i)(5) or Mr. Antin dies or becomes Disabled, then the actuarial equivalent of the monthly benefits owing to Mr. Antin must be paid in a lump sum on the date of such event. In addition, if a change in control that is also a “change in control event” occurs after the Benefit Commencement Date, then the SERP agreement terminates and the actuarial equivalent of any remaining monthly benefits owing to Mr. Antin must be paid in a lump sum on the date of such change in control event.

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ARTHUR J. ANTIN

Pursuant to the SERP agreement Mr. Antin will be entitled to monthly benefit payments when he reaches the age of 67 (the “Benefit Commencement Date”). The annual amount of the benefit payments will be equal to the vested percentage of Final Salary as of the date his employment terminates. Final Salary is equal to the greater of (i) Mr. Antin’s annual base compensation paid in cash pursuant to his employment agreement immediately prior to the Benefit Commencement Date, or (ii) the average of Mr. Antin’s annual base compensation paid in cash pursuant to his employment agreement for the three highest years during the ten year period ending on December 31st immediately preceding the Benefit Commencement Date. The vested percentage on the date Mr. Antin’s employment terminates is as follows:

Date	Vested Percentage
Effective Date of SERP	20%
December 31, 2010	30%
December 31, 2011	40%
December 31, 2012	50%

The payments to which Mr. Antin is entitled will extend for 12 years following the Benefit Commencement Date.

The applicable percentage immediately will be 50% if before or coincident with Mr. Antin’s separation from employment there occurs a Change in Control, an involuntary termination by the Company without Cause, a voluntary termination by Mr. Antin for Good Reason, or Mr. Antin’s death or Disability. If before the Benefit Commencement Date, there is a change in control that qualifies as a “change in control event” within the meaning of Treasury Regulation section 1.409A-3(i)(5) or Mr. Antin dies or becomes Disabled, then the actuarial equivalent of the monthly benefits owing to Mr. Antin must be paid in a lump sum on the date of such event. In addition, if a change in control that is also a “change in control event” occurs after the Benefit Commencement Date, then the SERP agreement terminates and the actuarial equivalent of any remaining monthly benefits owing to Mr. Antin must be paid in a lump sum on the date of such change in control event.

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NEIL TAUBER

Pursuant to the SERP agreement Mr. Tauber will be entitled to monthly benefit payments when he reaches the age of 66 (the “Benefit Commencement Date”). The annual amount of the benefit payments will be equal to the vested percentage of Final Salary as of the date his employment terminates. Final Salary is equal to the greater of (i) Mr. Tauber’s annual base compensation paid in cash immediately prior to the Benefit Commencement Date, or (ii) the average of Mr. Tauber’s annual base compensation paid in cash for the three highest years during the ten year period ending on December 31st immediately preceding the Benefit Commencement Date. The vested percentage on the date Mr. Tauber’s employment terminates is as follows:

Date	Vested Percentage
December 31, 2010	10%
December 31, 2011	20%
December 31, 2012	30%
December 31, 2013	40%
December 31, 2014	50%

The payments to which Mr. Tauber is entitled will extend for 12 years following the Benefit Commencement Date.

The applicable percentage immediately will be 50% if before or coincident with Mr. Tauber’s separation from employment there occurs a Change in Control, an involuntary termination by the Company without Cause, a voluntary termination by Mr. Tauber for Good Reason, or Mr. Tauber’s death or Disability. If before the Benefit Commencement Date, there is a change in control that qualifies as a “change in control event” within the meaning of Treasury Regulation section 1.409A-3(i)(5) or Mr. Tauber dies or becomes Disabled, then the actuarial equivalent of the monthly benefits owing to Mr. Tauber must be paid in a lump sum on the date of such event. In addition, if a change in control that is also a “change in control event” occurs after the Benefit Commencement Date, then the SERP agreement terminates and the actuarial equivalent of any remaining monthly benefits owing to Mr. Tauber must be paid in a lump sum on the date of such change in control event.

TOMAS W. FULLER

Pursuant to the SERP agreement Mr. Fuller will be entitled to monthly benefit payments when he reaches the age of 62 (the “Benefit Commencement Date”). The annual amount of the benefit payments will be equal to the vested percentage of Final Salary as of the date his employment terminates. Final Salary is equal to the greater of (i) Mr. Fuller’s annual base compensation paid in cash pursuant to his employment agreement immediately prior to the Benefit Commencement Date, or (ii) the average of Mr. Fuller’s annual base compensation paid in cash pursuant to his employment agreement for the three highest years during the ten year

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period ending on December 31st immediately preceding the Benefit Commencement Date. The vested percentage on the date Mr. Fuller’s employment terminates is as follows:

Date	Vested Percentage
December 31, 2010	10%
December 31, 2011	20%
December 31, 2012	30%
December 31, 2013	40%
December 31, 2014	50%

The payments to which Mr. Fuller is entitled will extend for 12 years following the Benefit Commencement Date.

The applicable percentage immediately will be 50% if before or coincident with Mr. Fuller’s separation from employment there occurs a Change in Control, an involuntary termination by the Company without Cause, a voluntary termination by Mr. Fuller for Good Reason, or Mr. Fuller’s death or Disability. If before the Benefit Commencement Date, there is a change in control that qualifies as a “change in control event” within the meaning of Treasury Regulation section 1.409A-3(i)(5) or Mr. Fuller dies or becomes Disabled, then the actuarial equivalent of the monthly benefits owing to Mr. Fuller must be paid in a lump sum on the date of such event. In addition, if a change in control that is also a “change in control event” occurs after the Benefit Commencement Date, then the SERP agreement terminates and the actuarial equivalent of any remaining monthly benefits owing to Mr. Fuller must be paid in a lump sum on the date of such change in control event.

The foregoing descriptions of the SERP agreements are qualified in their entirety by the terms of such agreements, copies of which are attached as exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Consulting Agreements

On June 30, 2010, the Company executed a consulting agreement with each of the following executive officers of the Company: Robert L. Antin, Arthur J. Antin, Neil Tauber and Tomas W. Fuller. The material provisions of the consulting agreement for each executive officer are summarized below.

ROBERT L. ANTIN

The consulting agreement for Robert L. Antin (the “R. Antin Consulting Agreement”) provides that Mr. Antin will provide business consulting and advice (the “Services”) to the Company following his full-time employment with the Company. The term of the R. Antin Consulting Agreement commences on the date of Mr. Antin’s voluntary termination and continues for the next five years (the “Term”).

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Mr. Antin will receive annual compensation equal to 100% of his Final Compensation for the first and second years of the Term, and 75% of his Final Compensation during the third, fourth and fifth years of the Term. “Final Compensation” is the greater of (i) Mr. Antin’s annual base compensation paid in cash immediately prior to Mr. Antin’s voluntary termination, plus the highest bonus earned by Mr. Antin with respect to services rendered during the four preceding full calendar years before Mr. R. Antin’s voluntary termination, or (ii) the average of Mr. Antin’s annual base compensation paid in cash plus any bonus earned for the two highest years during the five-year period ending on December 31st immediately preceding Mr. Antin’s voluntary termination. During the Term, Mr. Antin also will be entitled to insurance and welfare benefits and certain other perquisites detailed in the R. Antin Consulting Agreement.

Mr. Antin will be entitled to the amount he would have earned over the remaining Term if the consulting agreement is terminated as a result of his death or Disability, or by the Company without “Cause”, by Mr. Antin for Good Reason, or upon a Change in Control. In addition, in such an event, vesting will accelerate on all outstanding stock options and other equity awards held by Mr. Antin (except that in the case of Mr. Antin’s death or Disability only those awards that would otherwise have vested and become exercisable during the 24 months immediately following the date of his death or Disability, respectively, will accelerate).

If any of the payments or benefits due Mr. Antin under the R. Antin Consulting Agreement or any other plan, agreement or arrangement qualify as “excess parachute payments” under the Internal Revenue Code, Mr. Antin also is entitled to an additional payment to cover the tax consequences associated with excess parachute payments.

The payments under the R. Antin Consulting Agreement will be in lieu of any amounts that would have been payable under Mr. Antin’s five year employment agreement.

ARTHUR J. ANTIN

The consulting agreement for Arthur J. Antin (the “A. Antin Consulting Agreement”) provides that Mr. Antin will provide the Services to the Company following his full-time employment with the Company. The term of the A. Antin Consulting Agreement commences on the date of Mr. Antin’s voluntary termination and continues for the next four years (the “Term”).

Mr. Antin will receive annual compensation equal to 100% of his Final Compensation for the first year of the Term, 75% of his Final Compensation during the second year of the Term, 50% of his Final Compensation during the third year of the Term and 25% of his Final Compensation during the fourth year of the term. “Final Compensation” is the greater of (i) Mr. Antin’s annual base compensation paid in cash immediately prior to Mr. Antin’s voluntary termination, plus the highest bonus earned by Mr. Antin with respect to services rendered during the four preceding full calendar years before Mr. Antin’s voluntary termination or (ii) the average of Mr. Antin’s annual base compensation paid in cash plus any bonus earned for the two highest years during the five-year period ending on December 31st immediately preceding Mr. Antin’s voluntary termination. During the Term, Mr. Antin also will be entitled to insurance and welfare benefits and certain other perquisites detailed in the A. Antin Consulting Agreement.

Mr. Antin will be entitled to the amount he would have earned over the remaining Term if the consulting agreement is terminated as a result of his death or Disability, or by the Company without “Cause”, by Mr. Antin for Good Reason, or upon a Change in Control. In addition, in

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such an event vesting will accelerate on all outstanding stock options and other equity awards held by Mr. Antin (except that in the case of Mr. Antin’s death or Disability only those awards that would otherwise have vested and become exercisable during the 24 months immediately following the date of his death or Disability, respectively, will accelerate).

If any of the payments or benefits due Mr. Antin under the A. Antin Consulting Agreement or any other plan, agreement or arrangement qualify as “excess parachute payments” under the Internal Revenue Code, Mr. Antin also is entitled to an additional payment to cover the tax consequences associated with excess parachute payments.

The payments under the A. Antin Consulting Agreement will be in lieu of any amounts that would have been payable under Mr. Antin’s three year employment agreement.

NEIL TAUBER

The consulting agreement for Neil Tauber (the “Tauber Consulting Agreement”) provides that Mr. Tauber will provide the Services to the Company following his full-time employment with the Company. The term of the Tauber Consulting Agreement commences on the date of Mr. Tauber’s voluntary termination and continues for the next three years (the “Term”).

Mr. Tauber will receive annual compensation equal to 100% of his Final Compensation for the first year of the Term, 50% of his Final Compensation during the second year of the Term and 35% of his Final Compensation during the third year of the Term. “Final Compensation” is the greater of (i) Mr. Tauber’s annual base compensation paid in cash immediately prior to Mr. Tauber’s voluntary termination, plus the highest bonus earned by Mr. Tauber with respect to services rendered during the four preceding full calendar years before Mr. Tauber’s voluntary termination or (ii) the average of Mr. Tauber’s annual base compensation paid in cash plus any bonus earned for the two highest years during the five-year period ending on December 31st immediately preceding Mr. Tauber’s voluntary termination. During the Term, Mr. Tauber also will be entitled to insurance and welfare benefits and certain other perquisites detailed in the Tauber Consulting Agreement.

Mr. Tauber will be entitled to the amount he would have earned over the remaining Term if the consulting agreement is terminated as a result of his death or Disability, or by the Company without “Cause”, by Mr. Tauber for Good Reason, or upon a Change of Control. In addition, in such an event, vesting will accelerate on all outstanding stock options and other equity awards held by Mr. Tauber (except that in the case of Mr. Tauber’s death or Disability only those awards that would otherwise have vested and become exercisable during the 24 months immediately following the date of his death or Disability, respectively, will accelerate).

If any of the payments or benefits due Mr. Tauber under the Tauber Consulting Agreement or any other plan, agreement or arrangement qualify as “excess parachute payments” under the Internal Revenue Code, Mr. Tauber also is entitled to an additional payment to cover the tax consequences associated with excess parachute payments.

The payments under the Tauber Consulting Agreement will be in lieu of any amounts that would have been payable under Mr. Tauber’s two year severance agreement.

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TOMAS W. FULLER

The consulting agreement for Mr. Fuller (the “Fuller Consulting Agreement”) provides that Mr. Fuller will provide the Services to the Company following his full-time employment with the Company. The term of the Fuller Consulting Agreement commences on the date of Mr. Fuller’s voluntary termination and continues for the next three years (the “Term”).

Mr. Fuller will receive annual compensation equal to 100% of his Final Compensation for the first year of the Term, 50% of his Final Compensation during the second year of the Term and 25% of his Final Compensation during the third year of the Term. “Final Compensation” is the greater of (i) Mr. Fuller’s annual base compensation paid in cash immediately prior to Mr. Fuller’s voluntary termination, plus the highest bonus earned by Mr. Fuller with respect to services rendered during the four preceding full calendar years before Mr. Fuller’s voluntary termination or (ii) the average of Mr. Fuller’s annual base compensation paid in cash plus any bonus earned for the two highest years during the five-year period ending on December 31st immediately preceding Mr. Fuller’s voluntary termination. During the Term, Mr. Fuller also will be entitled to insurance and welfare benefits and certain other perquisites detailed in the Fuller Consulting Agreement.

Mr. Fuller will be entitled to the amount he would have earned over the remaining Term if the consulting agreement is terminated as a result of his death or Disability, or by the Company without “Cause”, by Mr. Fuller for Good Reason, or upon a Change in Control. In addition, in such an event, vesting will accelerate on all outstanding stock options and other equity awards held by Mr. Fuller (except that in the case of Mr. Fuller’s death or Disability only those awards that would otherwise have vested and become exercisable during the 24 months immediately following the date of his death or Disability, respectively, will accelerate).

If any of the payments or benefits due Mr. Fuller under the Fuller Consulting Agreement or any other plan, agreement or arrangement qualify as “excess parachute payments” under the Internal Revenue Code, Mr. Fuller also is entitled to an additional payment to cover the tax consequences associated with excess parachute payments.

The payments under the Fuller Consulting Agreement will be in lieu of any amounts that would have been payable under Mr. Fuller’s two year employment agreement.

The foregoing descriptions of the Consulting Agreements are qualified in their entirety by the terms of such agreements, copies of which are attached as exhibits 10.5, 10.6, 10.7, and 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
10.1	Supplemental Executive Retirement Program Agreement, by and between VCA Antech, Inc. and Robert L. Antin.
10.2	Supplemental Executive Retirement Program Agreement, by and between VCA Antech, Inc. and Arthur J. Antin.
10.3	Supplemental Executive Retirement Program Agreement, by and between VCA Antech, Inc. and Neil Tauber.
10.4	Supplemental Executive Retirement Program Agreement, by and between VCA Antech, Inc. and Tomas W. Fuller.
10.5	Consulting Agreement, by and between VCA Antech, Inc. and Robert L. Antin.
10.6	Consulting Agreement, by and between VCA Antech, Inc. and Arthur J. Antin.
10.7	Consulting Agreement, by and between VCA Antech, Inc. and Neil Tauber.
10.8	Consulting Agreement, by and between VCA Antech, Inc. and Tomas W. Fuller.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 7, 2010	VCA ANTECH, INC.

By: /s/ Tomas W. Fuller Name: Tomas W. Fuller Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
10.1	Supplemental Executive Retirement Program Agreement, by and between VCA Antech, Inc. and Robert L. Antin.
10.2	Supplemental Executive Retirement Program Agreement, by and between VCA Antech, Inc. and Arthur J. Antin.
10.3	Supplemental Executive Retirement Program Agreement, by and between VCA Antech, Inc. and Neil Tauber.
10.4	Supplemental Executive Retirement Program Agreement, by and between VCA Antech, Inc. and Tomas W. Fuller.
10.5	Consulting Agreement, by and between VCA Antech, Inc. and Robert L. Antin.
10.6	Consulting Agreement, by and between VCA Antech, Inc. and Arthur J. Antin.
10.7	Consulting Agreement, by and between VCA Antech, Inc. and Neil Tauber.
10.8	Consulting Agreement, by and between VCA Antech, Inc. and Tomas W. Fuller.

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